SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                 August 27, 2002

                              VISUAL NETWORKS, INC.
             (Exact name of registrant as specified in its charter)

             Delaware              000-23699              52-1837515
            (State of             (Commission           (IRS Employer
          incorporation)          file number)       Identification No.)

                                2092 Gaither Road
                            Rockville, Maryland 20850
               (Address of principal executive offices) (Zip code)

                                 (301) 296-2300
                         (Registrant's telephone number)

Item 5. Other Events.

      On August 27, 2002, Visual Networks, Inc. ("Visual"), announced that Peter
J. Minihane, a member of the board of directors, was named the company's President and Chief Executive Officer. Mr. Minihane had been Visual's chief financial officer from June 1997 until January 2002.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)   Not Applicable.

      (b)   Not Applicable.

      (c)   Exhibits.

            99.1  Press release of Visual Networks, Inc., dated August 27, 2002.

Item 9. Regulation FD Disclosure.

      In accordance with General Instruction B.2. of Form 8-K, the information contained in the press release attached as Exhibit 99.1 hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall such press release be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 27, 2002               Visual Networks, Inc.


                                    /s/ Peter J. Minihane
                                    --------------------------------------------
                                    By: Peter J. Minihane
                                    Title: President and Chief Executive Officer